UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K /A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K /A relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-FR1, Asset-Backed Certificates, Series 2004-FR1, which was made on September 27, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on September 27, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: October 8, 2004
Bear Stearns Asset Backed Securities I
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Administrator:
Rita Lopez 312.904.0351
rita.lopez@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Revised Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical REO Report
Realized Loss Detail
Page 2-5
Page 6-14

Page 18-26
Page 27-35
Page 36-44

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004FR1
BS004FR1_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jul-04
25-Aug-04
25-Aug-34
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear, Stearns & Co., Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.083052%
1.615000%
1.840000%
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities I
Asset-Backed Certificiates
Series 2004-FR1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
REMIC II
Revised Date:
ABN AMRO Acct: 721973.2
977.465589025
27.633421097
0.000000000
949.832167928
1.635218475
2.050000000%
0.00
0.00
0.000000000
1.82500000%
0.000000000
073879DB1
I-A-1
160,545,000.00
156,927,212.99
4,436,407.59
0.00
152,490,805.40
262,526.15
1000.000000000
0.000000000
0.000000000
1000.000000000
1.938750151
2.340000000%
0.00
0.00
0.000000000
2.11500000%
0.000000000
073879DC9
I-A-2
24,843,000.00
24,843,000.00
0.00
0.00
24,843,000.00
48,164.37
992.499670586
22.175275806
0.000000000
970.324394779
1.719505663
2.115000000%
0.00
0.00
0.000000000
1.89000000%
0.000000000
073879DD7
II-A
185,420,000.00
184,029,288.92
4,111,739.64
0.00
179,917,549.28
318,830.74
1000.000000000
0.000000000
0.000000000
1000.000000000
2.021249959
2.430000000%
0.00
0.00
0.000000000
2.20500000%
0.000000000
073879DE5
M-1
30,241,000.00
30,241,000.00
0.00
0.00
30,241,000.00
61,124.62
1000.000000000
0.000000000
0.000000000
1000.000000000
2.122083826
2.540000000%
0.00
0.00
0.000000000
2.31500000%
0.000000000
073879DF2
M-2
9,305,000.00
9,305,000.00
0.00
0.00
9,305,000.00
19,745.99
1000.000000000
0.000000000
0.000000000
1000.000000000
2.580416639
3.040000000%
0.00
0.00
0.000000000
2.81500000%
0.000000000
073879DG0
M-3
15,121,000.00
15,121,000.00
0.00
0.00
15,121,000.00
39,018.48
1000.000000000
0.000000000
0.000000000
1000.000000000
2.809583035
3.290000000%
0.00
0.00
0.000000000
3.06500000%
0.000000000
073879DH8
M-4
6,979,000.00
6,979,000.00
0.00
0.00
6,979,000.00
19,608.08
1000.000000000
0.000000000
0.000000000
1000.000000000
3.542916094
4.090000000%
0.00
0.00
0.000000000
3.86500000%
0.000000000
073879DJ4
M-5
5,816,000.00
5,816,000.00
0.00
0.00
5,816,000.00
20,605.60
1000.000000000
0.000000000
0.000000000
1000.000000000
3.955416094
4.540000000%
0.00
0.00
0.000000000
4.31500000%
0.000000000
073879DK1
M-6
5,816,000.00
5,816,000.00
0.00
0.00
5,816,000.00
23,004.70
1000.000000000
0.000000000
0.000000000
1000.000000000
5.147082975
5.840000000%
0.00
0.00
0.000000000
5.61500000%
0.000000000
073879DL9
M-7
4,652,000.00
4,652,000.00
0.00
0.00
4,652,000.00
23,944.23
1000.000000000
0.000000000
0.000000000
1000.000000000
5.147084254
5.840000000%
0.00
0.00
0.000000000
5.61500000%
0.000000000
073879DX3
M-8A
4,071,000.00
4,071,000.00
0.00
0.00
4,071,000.00
20,953.78
1000.000000000
0.000000000
0.000000000
1000.000000000
5.147084254
5.840000000%
0.00
0.00
0.000000000
5.61500000%
0.000000000
073879DY1
M-8B
4,071,000.00
4,071,000.00
0.00
0.00
4,071,000.00
20,953.78
1000.000002388
0.000000000
0.000000000
1000.000002388
196.402747138
0.00
0.00
0.000000000
N/A
0.000000000
073879DT2
CE
8,375,033.16
8,375,033.18
0.00
0.00
8,375,033.18
1,644,879.52
1000.000000000
0.000000000
0.000000000
1000.000000000
2482730.200000000
0.00
248,273.02
2482730.200000000
N/A
0.000000000
073879DS4
P
100.00
100.00
0.00
0.00
100.00
248,273.02
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879DU9
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879DV7
R-II
0.00
0.00
0.00
0.00
0.00
0.00
06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.083052%
1.615000%
1.840000%
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities I
Asset-Backed Certificiates
Series 2004-FR1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
REMIC II
Revised Date:
ABN AMRO Acct: 721973.2
Total P&I Payment
0.00
248,273.02
465,255,133.16
460,246,635.09
11,319,780.29
Total
451,698,487.86
8,548,147.23
0.00
2,771,633.06
06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.083052%
1.615000%
1.840000%
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities I
Asset-Backed Certificiates
Series 2004-FR1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
REMIC III
Revised Date:
ABN AMRO Acct: 721973.2
1000.000002388
0.000000000
0.000000000
1000.000002388
196.402747138
0.00
1,644,879.52
196.402747138
N/A
0.000000000
073879DT2
CE
8,375,033.16
8,375,033.18
0.00
0.00
8,375,033.18
1,644,879.52
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR379
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,644,879.52
8,375,033.16
8,375,033.18
1,644,879.52
Total
8,375,033.18
0.00
0.00
1,644,879.52
06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.083052%
1.615000%
1.840000%
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities I
Asset-Backed Certificiates
Series 2004-FR1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
REMIC IV
Revised Date:
ABN AMRO Acct: 721973.2
1000.000000000
0.000000000
0.000000000
1000.000000000
2482730.200000000
0.00
248,273.02
2482730.200000000
N/A
0.000000000
073879DS4
P
100.00
100.00
0.00
0.00
100.00
248,273.02
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879DW5
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
248,273.02
100.00
100.00
248,273.02
Total
100.00
0.00
0.00
248,273.02
06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
2,771,633.06
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
366,161.78
41,395.44
8,140,590.01
0.00
0.00
0.00
11,321,276.09
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
460,246,535.09
366,161.78
8,181,985.45
0.00
0.00
0.00
451,698,387.86
2,657
39
0
0
2,618
191,769.39
Extra Principal
Trigger Event
No
0.00
8,548,147.23
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
2,771,633.06
0.00
8,181,985.45
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,495.80
2,773,128.86
Total Fees
193,265.19
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
1,495.80
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary Group 1 Loans - Fixed Rate - First Lien
Interest Summary
Total Trustee Fees
Available Interest
797,036.32
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
99,912.22
13,853.95
3,632,499.72
0.00
0.00
0.00
4,543,806.60
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
155,196,227.13
99,912.22
3,646,353.67
0.00
0.00
0.00
151,449,961.24
608
12
0
0
596
64,665.09
Extra Principal
Trigger Event
No
0.00
3,746,265.89
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
797,036.32
0.00
3,646,353.67
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(504.39
797,540.71
Total Fees
65,169.48
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
504.39
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary Group 1 Loans - Fixed Rate - Second Lien
Interest Summary
Total Trustee Fees
Available Interest
58,635.97
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
7,957.30
570.33
0.00
0.00
0.00
0.00
67,202.86
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
12,079,825.53
7,957.30
570.33
0.00
0.00
0.00
12,071,297.90
42
0
0
0
42
5,033.26
Extra Principal
Trigger Event
No
0.00
8,527.63
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
58,635.97
0.00
570.33
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(39.26
58,675.23
Total Fees
5,072.52
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
39.26
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary Group 1 Loans - Adjustable Rate (2/6) - First Lien
Interest Summary
Total Trustee Fees
Available Interest
215,080.60
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
37,159.67
1,137.44
249,171.47
0.00
0.00
0.00
502,679.67
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
40,150,662.25
37,159.67
250,308.91
0.00
0.00
0.00
39,863,193.67
154
1
0
0
153
16,729.44
Extra Principal
Trigger Event
No
0.00
287,468.58
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
215,080.60
0.00
250,308.91
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(130.49
215,211.09
Total Fees
16,859.93
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
130.49
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary Group 1 Loans - Adjustable Rate (3/6) - First Lien
Interest Summary
Total Trustee Fees
Available Interest
185,647.14
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
36,095.57
4,852.27
353,197.65
0.00
0.00
0.00
579,862.71
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
21,563,017.51
36,095.57
358,049.92
0.00
0.00
0.00
21,168,872.02
486
5
0
0
481
8,984.59
Extra Principal
Trigger Event
No
0.00
394,145.49
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
185,647.14
0.00
358,049.92
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(70.08
185,717.22
Total Fees
9,054.67
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
70.08
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary Group 2 Loans - Fixed Rate - First Lien
Interest Summary
Total Trustee Fees
Available Interest
874,864.56
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
106,494.13
10,323.16
3,128,012.61
0.00
0.00
0.00
4,120,203.51
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
156,629,970.59
106,494.13
3,138,335.77
0.00
0.00
0.00
153,385,140.69
863
16
0
0
847
65,262.49
Extra Principal
Trigger Event
No
0.00
3,244,829.90
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
874,864.56
0.00
3,138,335.77
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(509.05
875,373.61
Total Fees
65,771.54
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
509.05
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary Group 2 Loans - Fixed Rate - Second Lien
Interest Summary
Total Trustee Fees
Available Interest
45,453.28
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
4,883.35
960.92
286,290.79
0.00
0.00
0.00
337,616.57
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
8,683,748.24
4,883.35
287,251.71
0.00
0.00
0.00
8,391,613.18
44
1
0
0
43
3,618.23
Extra Principal
Trigger Event
No
0.00
292,135.06
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
45,453.28
0.00
287,251.71
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(28.22
45,481.51
Total Fees
3,646.45
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
28.22
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary Group 2 Loans - Adjustable Rate (2/6) - First Lien
Interest Summary
Total Trustee Fees
Available Interest
322,632.85
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
67,413.88
9,254.58
484,086.50
0.00
0.00
0.00
883,593.59
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
63,314,985.47
67,413.88
493,341.08
0.00
0.00
0.00
62,754,230.51
335
3
0
0
332
26,381.24
Extra Principal
Trigger Event
No
0.00
560,754.96
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
322,632.85
0.00
493,341.08
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(205.77
322,838.63
Total Fees
26,587.02
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
205.77
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Revised Date:
Cash Reconciliation Summary Group 2 Loans - Adjustable Rate (3/6) - First Lien
Interest Summary
Total Trustee Fees
Available Interest
24,009.31
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
6,245.66
442.79
7,331.27
0.00
0.00
0.00
38,037.57
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
2,628,098.37
6,245.66
7,774.06
0.00
0.00
0.00
2,614,078.65
125
1
0
0
124
1,095.04
Extra Principal
Trigger Event
No
0.00
14,019.72
Over Collateralization Amt
8,375,033.18
Less Extra Principal
Remittance Interest
0.00
24,009.31
0.00
7,774.06
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(8.54
24,017.85
Total Fees
1,103.58
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.03
0
0.00
8.54
LPMI Fees
0.00
0.00
0.00
0.00
0.00

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Revised Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
I-A-1
33
262,526.15
0.00
262,526.15
262,526.15
Act/360
0.00
0.00
0.00
4,255,282.83
N
0.00
0.00
0.00
0.00
0.00
0.00
I-A-2
33
48,164.37
0.00
48,164.37
48,164.37
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
II-A
33
318,830.74
0.00
318,830.74
318,830.74
Act/360
0.00
0.00
0.00
3,926,702.62
N
0.00
0.00
0.00
0.00
0.00
0.00
M-1
33
61,124.62
0.00
61,124.62
61,124.62
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-2
33
19,745.99
0.00
19,745.99
19,745.99
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-3
33
39,018.48
0.00
39,018.48
39,018.48
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-4
33
19,608.08
0.00
19,608.08
19,608.08
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-5
33
20,605.60
0.00
20,605.60
20,605.60
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-6
33
23,004.70
0.00
23,004.70
23,004.70
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7
33
23,944.23
0.00
23,944.23
23,944.23
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-8A
33
20,953.78
0.00
20,953.78
20,953.78
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-8B
33
20,953.78
0.00
20,953.78
20,953.78
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
CE
30
1,644,879.52
0.00
1,644,879.52
1,644,879.52
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
248,273.02
248,273.02
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2,523,360.04
2,771,633.06
2,771,633.06
0.00
0.00
0.00
8,181,985.45
0.00
0.00
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Interest Adjustments Summary
Revised Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
248,273.02
248,273.02
Total Excess Allocated to the Bonds
248,273.02
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
248,273.02
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Revised Date:
R-I
073879DU9
NR
NR
NR
I-A-1
073879DB1
NR
Aaa
AAA
I-A-2
073879DC9
NR
Aaa
AAA
II-A
073879DD7
NR
Aaa
AAA
M-1
073879DE5
NR
Aa2
AA+
M-2
073879DF2
NR
Aa3
AA
M-3
073879DG0
NR
A2
A+
M-4
073879DH8
NR
A3
A
M-5
073879DJ4
NR
Baa1
A
M-6
073879DK1
NR
Baa2
A-
M-7
073879DL9
NR
Baa3
BBB+
M-8A
073879DX3
NR
NR
NR
M-8B
073879DY1
NR
NR
NR
R-II
073879DV7
NR
NR
NR
CE
073879DT2
NR
NR
NR
R-III
9ABSR379
NR
NR
NR
P
073879DS4
NR
NR
NR
R-X
073879DW5
NR
NR
NR

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
0.84%
0.60%
0.04%
0.02%
1
0.04%
162,107
0.04%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
22
2,716,092
1
77,192
0
0
0
0
2,594
448,742,998
99.08%
99.35%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
2,657
460,246,535
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 1 Loans - Fixed Rate - First Lien
1.34%
0.93%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
8
1,408,619
0
0
0
0
0
0
588
150,041,342
98.66%
99.07%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
608
155,196,227
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 1 Loans - Fixed Rate - Second Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
42
12,071,298
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
42
12,079,826
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 1 Loans - Adjustable Rate (2/6) - First Lien
1.31%
0.47%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
2
186,998
0
0
0
0
0
0
151
39,676,196
98.69%
99.53%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
154
40,150,662
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 1 Loans - Adjustable Rate (3/6) - First Lien
0.62%
0.66%
0.21%
0.36%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
3
139,532
1
77,192
0
0
0
0
477
20,952,149
99.17%
98.98%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
486
21,563,018
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 2 Loans - Fixed Rate - First Lien
0.47%
0.38%
0.00%
0.00%
1
0.12%
162,107
0.11%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
4
586,956
0
0
0
0
0
0
842
152,636,078
99.41%
99.51%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
863
156,629,971
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 2 Loans - Fixed Rate - Second Lien
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
0
0
0
0
0
0
0
0
43
8,391,613
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
44
8,683,748
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 2 Loans - Adjustable Rate (2/6) - First Lien
0.30%
0.40%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
1
253,934
0
0
0
0
0
0
331
62,500,297
99.70%
99.60%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
335
63,314,985
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Revised Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Group 2 Loans - Adjustable Rate (3/6) - First Lien
3.23%
5.36%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
4
140,054
0
0
0
0
0
0
120
2,474,025
96.77%
94.64%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
125
2,628,098
100.00%
100.00%

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 1 Loans - Fixed Rate - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 1 Loans - Fixed Rate - Second Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 1 Loans - Adjustable Rate (2/6) - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 1 Loans - Adjustable Rate (3/6) - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 2 Loans - Fixed Rate - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 2 Loans - Fixed Rate - Second Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 2 Loans - Adjustable Rate (2/6) - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Distribution
Date
Revised Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Group 2 Loans - Adjustable Rate (3/6) - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Sep-04
2,618
97.76%
451,698,388
97.09%
1.47%
1.77%
0
0.00%
0
0.00%
345
7.08%
6.58%
39
8,140,590
0.00
0.00
0.00
0.00
25-Aug-04
2,657
99.22%
460,246,535
98.92%
0.78%
1.00%
0
0.00%
0
0.00%
346
7.09%
6.58%
21
4,637,871
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 1 Loans - Fixed Rate - First Lien
27-Sep-04
596
22.26%
151,449,961
32.55%
1.97%
2.34%
0
0.00%
0
0.00%
355
6.67%
6.16%
12
3,632,500
0.00
0.00
0.00
0.00
25-Aug-04
608
22.70%
155,196,227
33.36%
1.14%
1.81%
0
0.00%
0
0.00%
356
6.67%
6.17%
7
2,864,108
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 1 Loans - Fixed Rate - Second Lien
27-Sep-04
42
1.57%
12,071,298
2.59%
0.00%
0.00%
0
0.00%
0
0.00%
355
6.33%
5.82%
0
0
0.00
0.00
0.00
0.00
25-Aug-04
42
1.57%
12,079,826
2.60%
0.00%
0.00%
0
0.00%
0
0.00%
356
6.33%
5.82%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 1 Loans - Adjustable Rate (2/6) - First Lien
27-Sep-04
153
5.71%
39,863,194
8.57%
0.65%
0.62%
0
0.00%
0
0.00%
350
6.93%
6.43%
1
249,171
0.00
0.00
0.00
0.00
25-Aug-04
154
5.75%
40,150,662
8.63%
0.65%
0.76%
0
0.00%
0
0.00%
351
6.93%
6.43%
1
308,633
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 1 Loans - Adjustable Rate (3/6) - First Lien
27-Sep-04
481
17.96%
21,168,872
4.55%
1.03%
1.64%
0
0.00%
0
0.00%
220
10.84%
10.33%
5
353,198
0.00
0.00
0.00
0.00
25-Aug-04
486
18.15%
21,563,018
4.63%
0.82%
1.20%
0
0.00%
0
0.00%
221
10.84%
10.34%
4
261,428
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 2 Loans - Fixed Rate - First Lien
27-Sep-04
847
31.63%
153,385,141
32.97%
1.85%
2.00%
0
0.00%
0
0.00%
355
7.21%
6.70%
16
3,128,013
0.00
0.00
0.00
0.00
25-Aug-04
863
32.23%
156,629,971
33.67%
0.92%
0.74%
0
0.00%
0
0.00%
356
7.21%
6.71%
8
1,167,490
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 2 Loans - Fixed Rate - Second Lien
27-Sep-04
43
1.61%
8,391,613
1.80%
2.27%
3.30%
0
0.00%
0
0.00%
355
6.79%
6.28%
1
286,291
0.00
0.00
0.00
0.00
25-Aug-04
44
1.64%
8,683,748
1.87%
0.00%
0.00%
0
0.00%
0
0.00%
356
6.79%
6.28%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 2 Loans - Adjustable Rate (2/6) - First Lien
27-Sep-04
332
12.40%
62,754,231
13.49%
0.90%
0.76%
0
0.00%
0
0.00%
342
6.62%
6.11%
3
484,087
0.00
0.00
0.00
0.00
25-Aug-04
335
12.51%
63,314,985
13.61%
0.00%
0.00%
0
0.00%
0
0.00%
343
6.62%
6.11%
0
0
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Revised Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Group 2 Loans - Adjustable Rate (3/6) - First Lien
27-Sep-04
124
4.63%
2,614,079
0.56%
0.80%
0.28%
0
0.00%
0
0.00%
198
11.47%
10.96%
1
7,331
0.00
0.00
0.00
0.00
25-Aug-04
125
4.67%
2,628,098
0.56%
0.79%
1.36%
0
0.00%
0
0.00%
198
11.45%
10.95%
1
36,212
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
Historical Collateral Level REO Report
Property
Type
Revised Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721973.2
06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I
Payment Date:
Prior Payment:
Next Payment:
Record Date:
06-Oct-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificiates
Series 2004-FR1
ABN AMRO Acct: 721973.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Revised Date:
Not Avail.
Not Avail.
Current Total
Cumulative
06-Oct-2004 - 11:51 (R362-R380) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..